BlackRock Basic Value Fund, Inc.

(the “Fund”)

Supplement dated October 26, 2012
to the Prospectus dated October 26, 2012

Effective until October 31, 2012, Kevin Rendino will serve as a portfolio manager of the Fund.

Effective until October 31, 2012, the section in the Prospectus captioned “Fund Overview — Key Facts about BlackRock Basic Value Fund, Inc. — Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Kevin Rendino	2006	Managing Director of BlackRock, Inc.
Carrie King	2009	Managing Director of BlackRock, Inc.

Effective until October 31, 2012, the section in the Prospectus captioned “Details about the Fund — How the Fund Invests — About the Portfolio Management of the Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT OF THE FUND

The Fund is managed by a team of financial professionals. Kevin Rendino and Carrie King are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Mr. Rendino is the senior portfolio manager and Ms. King is the associate portfolio manager. Please see “Management of the Fund — Portfolio Manager Information” for additional information on the portfolio management team.

Effective until October 31, 2012, the section in the Prospectus captioned “Management of the Fund — Portfolio Manager Information” is deleted in its entirety and replaced with the following:

Information regarding the portfolio managers of the Fund is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the Fund’s SAI.

The Fund is managed by a team of financial professionals who participate in the team’s research and stock selection process. Kevin Rendino and Carrie King are the Portfolio Managers and are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Rendino is the senior portfolio manager and Ms. King is the associate portfolio manager.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Kevin Rendino	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2006	Managing Director of BlackRock, Inc. since 2006; Head of BlackRock’s Basic Value Equity team.
Carrie King	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2009	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2007 to 2010; Vice President of BlackRock, Inc. in 2006.

PRO-10042-1012SUP